OCTOBER 26, 1998

                              DEAN FAMILY OF FUNDS

                            SUPPLEMENT TO PROSPECTUS
                               DATED JULY 15, 1998


THE FOLLOWING DISCLOSURE SHOULD BE READ IN CONJUNCTION WITH THE SECTION "OPERATION OF THE FUNDS":

         Newton Capital Management, Ltd. ("Newton Capital") has been managing the investments of the International Value Fund since its inception pursuant to a Sub-Advisory Agreement dated October 1, 1997. On October 16, 1998, Neptune LLC, a wholly-owned subsidiary of Mellon Bank Corporation, acquired a controlling interest in Newton Management, Ltd., the parent company of Newton Capital. The acquisition of Newton Capital constitutes an assignment and therefore an automatic termination of the Sub-Advisory Agreement. On October 5, 1998, shareholders of the International Value Fund approved a new Sub-Advisory Agreement with Newton Capital which is substantially identical to the previous Sub-Advisory Agreement, except for the dates of effectiveness and termination. The rate of compensation paid to Newton Capital has not changed under the new Sub-Advisory Agreement.

         Dirk H. Van Dijk is primarily responsible for managing the portfolio of the Small Cap Value Fund. He had previously shared these responsibilities with Amit Dugar, who is no longer associated with Dean Investment Associates.

THE FOLLOWING SHOULD REPLACE THE LIST OF THE MEMBERS OF THE BOARD OF TRUSTEES FOUND ON THE BACK COVER OF THE PROSPECTUS:

                                Board of Trustees

                                Victor S. Curtis
                                Chauncey H. Dean
                               Dr. Robert D. Dean
                                Dr. Sam B. Gould
                                 Beth E. Mooney
                                 Frank J. Perez
                               Dr. David H. Ponitz
                                 Frank H. Scott
                              Gilbert P. Williamson